Prospectus May 1, 1997
As Supplemented December 16, 1997


                     INVESCO VARIABLE INVESTMENT FUNDS, INC.


         INVESCO Variable Investment Funds, Inc. (the "Company"), a Maryland corporation, is an open-end management investment company that offers shares of common stock of nine diversified investment portfolios^. This Prospectus relates to shares of five of the Portfolios: the INVESCO VIF - Industrial Income Portfolio (the "Industrial Income Fund"), the INVESCO VIF - Total Return Portfolio (the "Total Return Fund"), ^ the INVESCO VIF - High Yield Portfolio (the "High Yield Fund"), ^ the INVESCO VIF - Small Company Growth Portfolio (the "Small Company Growth Fund")^ and the INVESCO VIF Utilities Portfolio (the "Utilities Fund"). The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies. The Funds have the following investment objectives:


Industrial Income Fund:
         to seek the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities.

Total Return Fund:
         to seek a high total return on investment through capital appreciation and current income. The Total Return Fund seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

High Yield Fund:
         to seek a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. See "Risk Factors" for a description of the risks involved in investing in lower-rated bonds. The Fund pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective.

Small Company Growth Fund:
         to seek long-term capital growth. The Small Company Growth Fund invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter."


^


Utilities Fund:
         to seek capital  appreciation  and income.  The assets of the Utilities
         Fund  are  invested   primarily  in  equity   securities  of  companies
         principally engaged in business as public utilities.


^


         This Prospectus sets forth concisely the information about the Funds that a prospective purchaser should know before purchasing a variable contract from a Participating Insurance Company or allocating contract values to one or more of the Funds. Please read this Prospectus and retain it for future reference. Addition al information about the Funds has been filed with the Securities and Exchange Commission and is available upon request by writing INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706, by calling 1-800-525-8085, or by contacting a Participating Insurance Company and requesting the "Statement of Additional Information for INVESCO Variable Investment Funds, Inc." (the "Statement of Additional Information"). The Statement of Additional Information dated May 1, 1997, is incorporated by reference into this Prospectus.

The High Yield Fund invests primarily in lower rated bonds, commonly known as "junk bonds." Investments of this type are subject to greater risks, including default risks, than those found in higher rated securities. Purchasers should carefully assess the risks associated with an investment in the High Yield Fund. See "Investment Objectives and Policies" and "Risk Factors."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY  ......................................................................2

FINANCIAL HIGHLIGHTS...........................................................4

INVESTMENT OBJECTIVES AND POLICIES.............................................6

RISK FACTORS...................................................................9

INVESTMENT RESTRICTIONS.......................................................14

MANAGEMENT....................................................................15

PURCHASES AND REDEMPTIONS.....................................................18

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS.......................................18

PERFORMANCE INFORMATION.......................................................19

ADDITIONAL INFORMATION........................................................20

APPENDIX .....................................................................21

                                     SUMMARY


         The Company is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of nine diversified investment portfolios^. This Prospectus relates to shares of five of the portfolios: the INVESCO VIF - Industrial Income Portfolio, the INVESCO VIF - Total Return Portfolio,^ the INVESCO VIF - High Yield Portfolio, the INVESCO VIF - Small Company Growth Portfolio, ^ and the INVESCO VIF - Utilities Portfolio ^. Additional portfolios may be created from time to time. The overall supervision of each Fund is the responsibility of the Company's board of directors.


         The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance contracts to be offered by separate accounts of certain life insurance companies ("Participating Insurance Companies"). Fund shares are not available for purchase other than through the purchase of such contracts. The variable annuity and variable life insurance contracts are described in separate prospectuses of the Participat ing Insurance Companies (the "Separate Account Prospectuses"). The Company assumes no responsibility for the Separate Account Prospectuses. A contract owner should refer to the Separate Account Prospectuses for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds.


         Each Fund has its own distinct investment objective. There is, of course, no guarantee that any Fund will achieve its investment objective. The Industrial Income Fund seeks to attain its investment objective by investing at least 65% of its total assets in dividend-paying common stocks, with up to 10% of its total assets invested in equity securities that do not pay regular dividends and the remainder invested in other income-producing securities, such as corporate bonds. The Total Return Fund seeks to attain its investment objective by investing in a combination of equity securities and fixed income securities; ordinarily, its investment portfolio will be comprised of at least 30% equity securities and at least 30% debt securities, with the remaining 40% allocated according to business, economic and market conditions.^ The High Yield Fund seeks to attain its investment objective by investing substantially all of its assets in lower rated bonds and other debt securities and in preferred stock. See "Risk Factors" for a description of the risks involved in investing in lower rated bonds. The Small Company Growth Fund seeks to attain its investment objective by investing primarily in small-capitalization equity securities of U.S. companies traded over-the-counter.^ The Utilities Fund seeks to attain its investment objective by investing primarily in securities of companies principally engaged in business as public utilities, which may be either established, well-capitalized companies or newly formed, small capitalization companies.^ A discussion of each Fund's investment objective and policies is provided below under the caption "Investment Objectives and Policies."


         Various types of risks are involved with each Fund. Each Fund may lend portfolio securities and may enter into repurchase agreements with respect to debt instruments eligible for investment by that Fund. Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund also may invest up to 25% of its total assets directly in foreign securities, which present certain additional risks not associated with investments in domestic companies and markets. Securities of Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") are not subject to this 25% limitation. The High Yield Fund may invest without limit, the Industrial Income Fund may invest up to 15%, and the Small Company Growth Fund may invest up to 5% of its total assets, in lower-rated debt securities that present a greater risk of default and have prices that fluctuate more than those of higher-rated securities. Many securities purchased by the Small Company Growth Fund will not be listed on exchanges, may trade less frequently and in smaller volume than exchange-listed securities and may have greater price volatility and less liquidity than exchange-listed securities. ^ The Utilities Fund is subject to risks related to the uncertainties to which the gas and electric public utilities industries are subject, including difficulties in obtaining adequate financing, government regulation of investment return, environmental issues, prices of fuel for electric generation, availability of natural gas, and risks associated with nuclear power facilities. Each of the Funds may invest in options and futures contracts, each of which presents special risks. These and other risks are discussed below under the caption "Risk Factors."


         INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment adviser, is primarily responsible for providing the Company with various administrative services and supervising the Company's daily business affairs. Portfolio management is provided to each Fund by its sub-adviser (referred to collectively with INVESCO as "Fund Management"). INVESCO Capital Management, Inc. ("ICM") serves as sub-adviser to the Total Return Fund and INVESCO Trust Company ("INVESCO Trust") serves as sub-adviser to each of the other Funds. Each Fund pays INVESCO an advisory fee for the management of its investments and business affairs. A discussion of these fees and additional information about INVESCO, INVESCO Trust and ICM are provided below under the caption "Management."

                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)


         The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Company's 1996 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown on the cover page of this Prospectus, or by contacting a Participating Insurance Company. Because ^ Small Company Growth Fund had not commenced operations ^ as of May 1, 1997, no financial information is provided for ^ this Fund.

                                                                          Period
                                                                      Ended Dec-
                                    Year Ended December 31              ember 31
                           -------------------------------            ----------
                                1996                  1995                 1994^
High Yield Portfolio

PER SHARE DATA
Net Asset Value -
     Beginning of Period      $11.04                $10.01                $10.00
                           -------------------------------            ----------

INCOME FROM INVESTMENT
     OPERATIONS
Net Investment Income           0.72                  0.55                  0.05
Net Gains on Securities
     (Both Realized and
     Unrealized)                1.11                  1.43                  0.01
                           -------------------------------            ----------

Total from Investment
     Operations                 1.83                  1.98                  0.06
                           -------------------------------            ----------
LESS DISTRIBUTIONS
Dividends from Net
     Investment Income          0.71                  0.55                  0.05
Distributions from
     Capital Gains              0.38                  0.40                  0.00
                           -------------------------------            ----------
Total Distributions             1.09                  0.95                  0.05
                           -------------------------------            ----------
Net Asset Value -
     End of Period            $11.78                $11.04                $10.01
                           ===============================            ==========
TOTAL RETURN>                 16.59%                19.76%                0.60%*

RATIOS
Net Assets -- End of
     Period ($000 Omitted)   $14,033                $5,233                  $624
Ratio of Expenses to
     Average Net Assets#      0.87%@                0.97%@                0.74%~
Ratio of Net Investment
     Income to Average
     Net Assets#               9.19%                 8.79%                2.72%~
Portfolio Turnover Rate         380%                  310%                  23%*

^ From May 27, 1994, commencement of operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38%, respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

                                                                          Period
                                                                      Ended Dec-
                                    Year Ended December 31              ember 31
                             -----------------------------            ----------
                                1996                  1995                 1994^
Industrial Income Portfolio

PER SHARE DATA
Net Asset Value -
     Beginning of Period      $12.58                $10.09                $10.00
                             -----------------------------            ----------
INCOME FROM INVESTMENT
     OPERATIONS
Net Investment Income           0.28                  0.19                  0.03
Net Gains on Securities
     (Both Realized and
     Unrealized)                2.52                  2.76                  0.09
                             -----------------------------            ----------
Total from Investment
     Operations                 2.80                  2.95                  0.12
                             -----------------------------            ----------
LESS DISTRIBUTIONS
Dividends from Net
     Investment Income+         0.28                  0.20                  0.03
Distributions from
     Capital Gains              0.77                  0.26                  0.00
                             -----------------------------            ----------
Total Distributions             1.05                  0.46                  0.03
                             -----------------------------            ----------
Net Asset Value -
     End of Period            $14.33                $12.58                $10.09
                             =============================            ==========

TOTAL RETURN>                 22.28%                29.25%                1.23%*

RATIOS
Net Assets -
     End of Period
     ($000 Omitted)          $22,342                $8,362                  $525
Ratio of Expenses to
     Average Net Assets#      0.95%@                1.03%@                0.79%~
Ratio of Net Investment
     Income to Average
     Net Assets#               2.87%                 3.50%                1.69%~
Portfolio Turnover Rate          93%                   97%                   0%*
Average Commission
     Rate Paid^^             $0.0867                     -                     -

^ From August 10, 1994, commencement of operations, to December 31, 1994.

+ Distributions in excess of net investment income for the year ended December 31, 1996, aggregated less than $0.01 on a per share basis.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                          Period
                                                                      Ended Dec-
                                    Year Ended December 31              ember 31
                             -----------------------------            ----------
                                1996                  1995                 1994^
Total Return Portfolio

PER SHARE DATA
Net Asset Value -
     Beginning of Period      $12.14                $10.09                $10.00
                             -----------------------------            ----------
INCOME FROM INVESTMENT
     OPERATIONS
Net Investment Income           0.36                  0.25                  0.09
Net Gains on Securities
     (Both Realized and
     Unrealized)                1.12                  2.05                  0.09
                             -----------------------------            ----------
Total from Investment
     Operations                 1.48                  2.30                  0.18
                             -----------------------------            ----------
LESS DISTRIBUTIONS
Dividends from Net
     Investment Income          0.36                  0.24                  0.09
In Excess of Net
     Investment Income          0.05                  0.00                  0.00
Distributions from
     Capital Gains              0.00                  0.01                  0.00
                             -----------------------------            ----------
Total Distributions             0.41                  0.25                  0.09
                             -----------------------------            ----------
Net Asset Value -
     End of Period            $13.21                $12.14                $10.09
                             =============================            ==========
TOTAL RETURN>                 12.18%                22.79%                1.75%*

RATIOS
Net Assets -
     End of Period
     ($000 Omitted)          $13,513                $6,553                $1,055
Ratio of Expenses to
     Average Net Assets#      0.94%@                1.01%@                0.86%~
Ratio of Net Investment
     Income to Average
     Net Assets#               3.44%                 3.91%                3.86%~
Portfolio Turnover Rate          12%                    5%                   0%*
Average Commission
     Rate Paid^^             $0.0890                     -                     -

^ From June 2, 1994, commencement of operations, to December 31, 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                          Period
                                                                      Ended Dec-
                                    Year Ended December 31              ember 31
                             -----------------------------            ----------
                                1996                  1995                 1994+
Utilities Portfolio

PER SHARE DATA
Net Asset Value -
     Beginning of Period      $10.84                $10.00                $10.00
                             -----------------------------            ----------
INCOME FROM INVESTMENT
     OPERATIONS
Net Investment Income           0.13                  0.07                  0.00
Net Gains on Securities
     (Both Realized and
     Unrealized)                1.26                  0.84                  0.00
                             -----------------------------            ----------
Total from Investment
     Operations                 1.39                  0.91                  0.00
                             -----------------------------            ----------
LESS DISTRIBUTIONS
Dividends from Net
     Investment Income          0.13                  0.07                  0.00
In Excess of Net
     Investment Income          0.01                  0.00                  0.00
Distributions from
     Capital Gains              0.14                  0.00                  0.00
                             -----------------------------            ----------
Total Distributions             0.28                  0.07                  0.00
                             -----------------------------            ----------
Net Asset Value -
     End of Period            $11.95                $10.84                $10.00
                             =============================            ==========

TOTAL RETURN>                 12.76%                 9.08%                 0.00%

RATIOS
Net Assets -
     End of Period
     ($000 Omitted)           $2,660                  $290                   $25
Ratio of Expenses to
     Average Net Assets#      1.16%@                1.80%@                 0.00%
Ratio of Net Investment
     Income to Average
     Net Assets#               2.92%                 2.47%                 0.00%
Portfolio Turnover Rate          48%                   24%                    0%
Average Commission Rate
     Paid^^                  $0.1055                     -                     -

+ All of the expenses for the Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1994, since investment operations did not commence during 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the periods shown.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.36% and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%) and (52.86%), respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund, as described below, is fundamental and may be changed only by vote of a majority of the outstanding shares of that Fund. There is no assurance that any Fund will achieve its investment objective. Any investment policy of a Fund may be changed by the Company's board of directors without shareholder approval unless the policy is one required by the Fund's fundamental investment restrictions set forth in the Statement of Additional Information. When Fund Management believes market or economic conditions are unfavorable, each of the Funds may assume a defensive position by temporarily investing up to 100% of its total assets in high quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, high quality corporate bonds or notes, or by holding cash.

         Because prices of stocks fluctuate from day to day, the value of an investment in any of the Funds will vary based upon the specific Fund's investment performance. Many of the Funds invest in different companies in a variety of industries in order to attempt to reduce its overall exposure to investment and market risks. There is no assurance that any Fund will attain its objectives.

Industrial Income Fund

         The investment objective of the Industrial Income Fund is to seek the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities.

         The Industrial Income Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds and other straight debt securities ("debt securities"). The Fund also has the flexibility to invest in preferred stock and convertible bonds. There is no maximum limit on the amount of equity or debt securities in which the Fund may invest.

         The Industrial Income Fund may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa by Moody's Investors Service, Inc. ("Moody's"), and in no event will the Fund ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. Generally, bonds rated in one of the top four rating categories are considered "investment grade." However, those in the fourth highest category (Standard & Poor's BBB or Moody's Baa) may have speculative characteristics and a weaker ability to pay interest or repay principal under adverse economic conditions or changing circumstances. The risks of investing in debt securities rated lower than BBB by Standard & Poor's or Baa by Moody's are discussed below under the caption "Risk Factors." See the Appendix to this Prospectus for a specific description of each corporate bond rating category.


^


Total Return Fund

         The investment objective of the Total Return Fund is to seek a high total return on investment through capital appreciation and current income. The Fund seeks to accomplish its objective by investing in a combination of equity securities and fixed income securities. Although there is no limitation on the maturity of the Total Return Fund's investments in fixed income securities, the dollar-weighted average maturity of such investments normally will be from 3 to 15 years.

         The equity securities to be acquired by the Total Return Fund consist of common stocks and, to a lesser extent, securities convertible into common stocks. Such securities generally will be issued by companies that are listed on a national securities exchange (such as the New York Stock Exchange) and that usually pay regular dividends. However, the Fund also may invest in securities traded on regional stock exchanges or in the over-the-counter market. The Company has not established any minimum investment standards (such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc.) with respect to the Fund's investments in common stocks. Because smaller companies may be subject to more significant losses, as well as have the potential for more substantial growth, than larger, more established companies, the Fund's investments may consist in part of securities that may be deemed to be speculative.

         The income securities to be acquired by the Total Return Fund will include obligations of the U.S. government and government agencies. These U.S. government obligations consist of direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds, obligations guaranteed by the U.S. government, such as Government National Mortgage Association obligations, and obligations of U.S. government authorities, agencies and instrumentalities, which are supported only by the assets of the issuer, such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Fund will invest in securities of such instrumentalities only when Fund Management is satisfied that the credit risk with respect to any such instrumentality is minimal.

         The Total Return Fund also may invest in corporate debt obligations that are rated in one of the four highest ratings of corporate obligations by Standard & Poor's (AAA, AA, A and BBB) or by Moody's (Aaa, Aa, A and Baa), or, if not rated, that in Fund Management's opinion have investment characteristics similar to those described in such ratings. The investment characteristics of the securities rated Baa by Moody's or BBB by Standard & Poor's are discussed above in the description of the investment policies of the Industrial Income Fund. See the Appendix to this Prospectus for a specific description of each corporate bond rating category.

         Typically, at least 30% of the Total Return Fund's investment portfolio will be comprised of equities and at least 30% fixed and variable income securities. The remaining 40% of the portfolio will vary in asset allocation according to Fund Management's assessment of business, economic, and market conditions. The analytical process associated with making allocation decisions is based upon a combination of demonstrated historic financial results, current prices for stocks, and the current yield to maturity available in the market for bonds. The return available from one category relative to the other determines the actual asset deployment. Fund Management's asset allocation process is systematic and is based on current information rather than forecasted change. The Fund seeks reasonably consistent returns over a variety of market cycles.

Small Company Growth Fund

         The Small Company Growth Fund seeks long-term capital growth. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. The Fund seeks to achieve this objective through the investment of 65% or more of its total assets in equity securities of companies with market capitalizations of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. With respect to small-cap companies, Fund Management primarily looks for companies in the developing stages of their life cycle, which are believed to be currently undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy.

         The majority of the Small Company Growth Fund's holdings consist of common stocks traded over-the-counter. The Fund also has the flexibility to invest in other U.S. and foreign securities.

         The Small Company Growth Fund's investments in debt securities include U.S. government and corporate debt securities. Investments in U.S. government securities may consist of securities issued or guaranteed by the U.S. government and any agency or instrumentality of the U.S. government. In some cases, these securities are direct obligations of the U.S. government, such as U.S. Treasury bills, notes and bonds. In other cases, these securities are obligations guaranteed by the U.S. government, consisting of Government National Mortgage Association obligations, or obligations of U.S. government authorities, agencies or instrumentalities, consisting of the Federal National Mortgage Association, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank, which are supported only by the assets of the issuer. The Fund may invest in both investment grade and lower-rated corporate debt securities. However, the Fund will not invest more than 5% of its total assets (measured at the time of purchase) in corporate debt securities that are rated below BBB by Standard & Poor's or Baa by Moody's or, if unrated, are judged by Fund Management to be equivalent in quality to debt securities having such ratings. In no event will the Fund invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. The risks of investing in below-investment grade debt securities are discussed below under "Risk Factors." For a description of each corporate bond rating category, please refer to the Appendix to this Prospectus.

         The short-term investments of the Small Company Growth Fund may consist of U.S. government and agency securities, domestic bank certificates of deposit and bankers' acceptances, and commercial paper rated A-1 by Standard and Poor's or P-1 by Moody's, as well as repurchase agreements with banks and registered broker-dealers and registered government securities dealers with respect to the foregoing securities. The Fund's assets invested in U.S. government securities and short-term investments will be used to meet current cash requirements, such as to satisfy requests to redeem shares of the Fund and to preserve investment flexibility.

         The Small Company Growth Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in Rule 144A Securities. For more information concerning illiquid and Rule 144A Securities, see "Investment Policies" in the Statement of Additional Information.

High Yield Fund

         The investment objective of the High Yield Fund is to seek a high level of current income by investing substantially all of its assets in lower rated bonds and other debt securities and in preferred stock. Accordingly, the Fund invests primarily in bonds and other debt securities, including convertible and non-convertible issues, and in preferred stocks rated in medium and lower categories by Standard & Poor's or Moody's (BB or lower by Standard & Poor's or Ba or lower by Moody's). The Fund does not invest in securities rated lower than CCC by Standard & Poor's or Caa by Moody's; these ratings are applied to issues that are predominantly speculative and may be in default or as to which there may be present elements of danger with respect to principal or interest. The Fund does not invest in issues that are in default. The Fund may invest in unrated securities where Fund Management believes that the financial condition of the issuer or the protection afforded to a level similar to that of securities eligible for purchase by the Fund rated in medium and lower categories by Standard & Poor's or Moody's (between BB and CCC ratings by Standard & Poor's and between Ba and Caa ratings by Moody's). The Fund also may invest in state and local municipal obligations when Fund Management believes that the potential total return on the investment is better than the return that otherwise would be achieved by investing in securities issued by private issuers. See the Appendix to this Prospectus for a specific description of each corporate bond rating category.

         The High Yield Fund also may hold cash or invest all or a portion of its assets in securities issued or guaranteed by the U.S. government or its agencies (which may or may not be backed by the full faith and credit of the United States) and bank certificates of deposit, if Fund Management determines it to be appropriate for purposes of preserving liquidity or capital in light of prevailing market or economic conditions. The Fund also may invest in corporate short-term notes rated at the time of purchase at least A-1 by Standard & Poor's or Prime-1 by Moody's, and municipal short-term notes rated at the time of purchase at least SP-1 by Standard & Poor's or MIG-1 by Moody's (the highest rating category for such notes, indicating a very strong capacity to make timely payments of principal and interest).

         Potential capital appreciation is a factor in the selection of investments, but is secondary to the High Yield Fund's primary objective. The securities in which the Fund invests offer a wide range of maturities (from less than one year to thirty years) and yields. These securities include short-term bonds or notes (maturing in less than three years), intermediate-term bonds or notes (maturing in three to ten years), and long-term bonds (maturing in more than ten years). Fund Management will seek to adjust the portfolio of securities held by the Fund to maximize current income consistent with the preservation of principal.

         There are no limitations on the average maturity of the securities in the High Yield Fund. Securities will be selected on the basis of Fund Management's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. As a matter of policy, which may be changed without a vote of shareholders, under normal circumstances, at least 65% of the value of the total assets of the Fund will be invested in debt securities having maturities at the time of issuance of at least three years.

         Securities in which the High Yield Fund invests may at times be purchased or sold on a delayed delivery or a when-issued basis (i.e., securities may be purchased or sold by the Fund with settlement taking place in the future, often a month or more later). The High Yield Fund may invest up to 10% of its net assets in when-issued securities. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into a purchase commitment. Between the date of purchase and the settlement date, the value of the securities is subject to market fluctuations, and no interest is payable to the Fund prior to the settlement date. When the Fund purchases securities on a when-issued basis, its custodian bank will place cash or liquid debt securities in a separate account of the Fund in an amount equal to the amount of the purchase obligation.


^


Utilities Fund

         The investment objective of the Utilities Fund is to seek capital appreciation and income. The assets of the Utilities Fund are invested primarily in securities of companies principally engaged in business as public utilities, which may be either established, well-capitalized companies or newly-formed, small capitalization companies. The public utilities business includes the following industries: companies which manufacture, produce, generate, transmit, or sell gas or electric energy; and companies engaged in various aspects of communications, such as telephone, telegraph, satellite, microwave, and the provision of other communication facilities, excluding broadcasting, for public use and benefit. Uncertainties to which the gas and electric public utilities industries are subject include difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for electric generation, availability of natural gas, and risks associated with nuclear power facilities.

         Under normal conditions, the Utilities Fund will invest at least 80% of its total assets in the equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock) of companies that are principally engaged in business as public utilities, and that are traded on regional or national stock exchanges or in the over-the-counter market. A particular company is deemed to be principally engaged in the public utilities business if, in the determination of Fund Management, more than 50% of its gross income or net sales is derived from activities in that business or more than 50% of its assets are dedicated to the production of revenues from that business. In circumstances where, based on available financial information, a question exists whether a company meets one of these standards, the Utilities Fund may invest in equity securities of the company only if Fund Management determines, after review of information describing the company and its business activities, that the company's primary business is within the public utilities business.

         The  balance  of the  Utilities  Fund's  assets  may be held as cash or invested in debt securities issued by companies principally engaged in the public utilities business, debt or equity securities issued by companies outside the public utilities sector, or in short-term debt obligations maturing no later than one year from the date of purchase, which are determined by Fund Management to be of high grade, including U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated A-2 or higher by Standard & Poor's or P-2 or higher by Moody's, and repurchase agreements with banks and securities dealers. The equity securities purchased may be issued by either established, well-capitalized companies or newly-formed, small cap companies, and may be traded on national or regional stock exchanges or in the over-the-counter market.


^


                                  RISK FACTORS

         Contract owners should consider the special factors associated with the policies discussed below in determining the appropriate ness of allocating contract values to one or more of the Funds. See the Statement of Additional Information for a discussion of additional risk factors.

Potential Conflicts

         The Company has received an exemptive order of the Securities and Exchange Commission that permits the sale of Fund shares to variable annuity separate accounts and variable life insurance separate accounts of affiliated and unaffiliated Participating Insurance Companies. The Company currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Company's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differ ences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto.

Credit and Market Risks

         All securities, including those purchased by each Fund, are subject to some degree of credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general and, particularly in the case of debt securities, changes in the overall level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

         To limit exposure to credit risks, each Fund, as a matter of fundamental policy, will be diversified. With respect to 75% of each Fund's total assets, no more than 5% of the purchasing Fund's total assets will be invested in the securities of any one issuer. In addition, with the exception of the Health Sciences, Technology and Utilities Funds, no more than 25% of a

Fund's total assets will be invested in any one industry. These percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a percentage resulting from fluctuations in value will not require elimination of any security from a Fund. The credit risk exposure of the Health Sciences, Technology and Utilities Funds may be increased by their policy of concentrating investments in specific business sectors. See "Risk Factors -- Concentration."

Portfolio Lending

         Each Fund may make loans of its portfolio securities to broker-dealers or other institutional investors under contracts requiring such loans to be callable at any time and to be secured continuously by collateral in cash, cash equivalents, high quality short-term government securities or irrevocable letters of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. This practice permits a Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. The lending Fund will continue to collect the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is government securities). A lending Fund may pay finder's and other fees in connection with its securities loans.

         Lending securities involves certain risks, the most signifi cant of which is the risk that a borrower may fail to return a portfolio security. Fund Management monitors the creditworthiness of borrowers in order to minimize such risks. A Fund will not lend any security if, as a result of that loan, the aggregate value of securities then on loan would exceed 331/3% of the Fund's total assets (taken at market value).

Repurchase Agreements

         Each Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by that Fund. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered govern ment securities dealers which are deemed creditworthy by Fund Management (subject to review by the Company's board of directors). A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally the next business day). If the other party defaults on its obligation to repurchase the security, a Fund could incur costs or delays in seeking to sell the security.

         To minimize risks associated with repurchase agreements, the securities underlying each repurchase agreement will be maintained with the Company's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. No Fund will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of that Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

Portfolio Turnover


         There are no fixed limitations regarding portfolio turnover for any of the Funds. Although the Funds do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of Fund Management, market considerations warrant such action. Therefore, the portfolio turnover rates of the Funds may be higher than those of other investment companies with comparable investment objectives. Increased portfolio turnover would cause a Fund to incur greater brokerage costs than would otherwise be the case. The actual portfolio turnover rates for ^ the High Yield, Industrial Income, Total Return and Utilities Funds are set forth under "Financial Highlights." ^ The Small Company Growth Fund is actively traded and is expected to have a portfolio turnover rate that could exceed 200%. The Company's brokerage allocation policies, including the consideration of sales of Participating Life Insurance Companies' variable annuity and variable life insurance contracts when selecting among qualified brokers offering comparable best price and execution on Fund transactions, are discussed in the Statement of Additional Information.


Illiquid and Rule 144A Securities

         The Funds are authorized to invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, a Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of this restriction.
Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.

         Certain restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing 15% limitation if a liquid institutional trading market exists. The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

Foreign Securities

         Each Fund may invest up to 25% of its total assets, measured at the time of purchase, directly in foreign securities. Investments in securities of foreign companies (including Canadian securities, which are not subject to the 25% limitation) and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

         Other risks of international investing to consider include:

         -less publicly available information than is generally available about U.S. issuers;

         -differences in accounting, auditing and financial reporting standards;

         -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

         -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility;

         -less government regulation of stock exchanges, brokers and listed companies abroad than in the United States; and

         -investments in certain countries may be subject to foreign withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

         There  is  also  the  possibility  of   expropriation  or  confiscatory
taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of a Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

         Securities purchased by means of ADRs also are not subject to the 25% limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs. ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

Forward Foreign Currency Contracts

         Each of the Funds may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Funds hold foreign securities. A forward contract is an agreement between contracting party to exchange an amount of currency at some future time at an agreed upon rate. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by Fund Management. The Funds will not enter into forward contracts for a term of more than one year or for purposes of speculation. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or worse position than had the Fund not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitation on investing in illiquid securities, discussed above. For additional information regarding forward contracts, see "Investment Policies" in the Statement of Additional Information.

Zero Coupon and Pay-In-Kind Bonds (High Yield Fund Only)

         The High Yield Fund may invest in zero coupon bonds and pay- in-kind bonds, provided that Fund Management determines that the risk of a default on the security, which could result in adverse tax consequences is not significant. A zero coupon bond ("zero") does not make cash interest payments during the life of the bond. Instead, it is sold at a discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity.

Zeros can be an attractive financing method for issuers with near-term cash flow problems. Pay-in-kind ("PIK") bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Like zeros, they may help a corporation economize on cash. PIK prices reflect the market value of the underlying debt plus any accrued interest. Zeros and PIKs can be higher or lower quality debt, and may be more speculative and subject to greater fluctuation in value due to changes in interest rates than coupon bonds. To maintain the High Yield Fund's qualification as a regulated investment company, it may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of the bond, and such distribution could reduce the amount of cash available for investment by the Fund.

High-Risk, High-Yield Securities (High Yield, Industrial Income and Small Company Growth Funds Only)

         Although Fund Management limits the High Yield, Industrial Income and Small Company Growth Funds' debt security investments to securities it believes are not highly speculative, both credit and market risks are increased by those Funds' investments in debt securities rated below the top four grades by Standard & Poor's or Moody's (high-risk, high-yield securities commonly known as "junk bonds") and comparable unrated debt securities. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of the High Yield Fund's (and, to a lesser extent, the Industrial Income Fund's) investment objectives may be more dependent on Fund Management's credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of the High Yield Fund may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by a Fund in a defaulted security may adversely affect the Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the High Yield, Industrial Income or Small Company Growth Funds to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

         While Fund Management continuously monitors all of the debt securities held by the Funds for the issuers' ability to make required principal and interest payments and other quality factors, a Fund may retain in the portfolio a debt security whose rating is changed to one below the minimum rating required for purchase. More information on debt securities is contained in the Statement of Additional Information.

         The following table shows the composition of the Industrial Income Fund's and the High Yield Fund's investments in corporate (and municipal) bonds by rating category for the fiscal year ended December 31, 1995. All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Funds' month-end portfolio holdings during the fiscal year. These figures do not represent actual holdings of the Funds as of December 31, 1996, nor do they imply that the overall quality of portfolio holdings is fixed.

                                         Percentage of Total Assets
                                    --------------------------------------------
Rating Category                     Industrial Income Fund       High Yield Fund
---------------                     ----------------------       ---------------

AAA                                         11.69%                     0.00%
AA                                           0.00%                     0.00%
A                                            0.69%                     0.00%
BBB                                          2.59%                     0.53%
BB                                           3.92%                    15.62%
B                                            2.18%                    62.16%
CCC                                          0.21%                     6.98%
Unrated                                      0.00%                     3.40%


Concentration ^(Utilities Fund Only)

         ^ While the Utilities Fund, like the other Funds, diversifies its investments by investing, with respect to at least 75% of its total assets, not more than 5% of its total assets in the securities of any one issuer, its assets normally will be invested primarily in companies engaged in a single business sector. As a result of this investment policy, an investment in those Funds may be subject to greater fluctuations in value than generally would be the case if an investment were made in an investment company which did not concentrate its investments in a similar manner. For example, certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within a particular industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company which occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Health Sciences, Technology and Utilities Funds may be more susceptible to change than those of investment companies which spread their investments over many different business sectors.


^


Options and Futures Contracts


         Each of the ^ Funds may enter into futures contracts for hedging or other non-speculative purposes within the meaning and intent of applicable rules of the Commodity Futures Trading Commission ("CFTC"). For example, futures contracts may be purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments. If an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates or a change in exchange rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, an increase in the cost of portfolio securities to be acquired caused by a general decline in interest rates or a change in exchange rates may be offset, in whole or part, by gains on futures contracts purchased by a Fund. A Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits.

         Each of the ^ Funds also may use options to buy or sell futures contracts or debt securities. Such investment strategies will be used as a hedge and not for speculation.


         Put and call options on futures contracts or securities may be traded by a Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund. The writing of covered options, however, does not present less risk than the trading of futures contracts, and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Fund may suffer a loss on the transaction.

         A Fund may purchase put or call options in anticipation of changes in interest rates or other factors which may adversely affect the value of its portfolio or the prices of securities which the Fund anticipates purchasing at a later date. The Fund may be able to offset such adverse effects on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         For hedging or other non-speculative purposes, a Fund may, from time to time, also sell ("write") covered call options or cash secured puts in order to attempt to increase the yield on its portfolio or to protect against declines in the value of its portfolio securities. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from a price increase in the underlying security above the option exercise price, where the price increase occurs while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect. By writing a cash secured put, the Fund, which receives the premium, has the obligation during the option period, upon assignment of an exercise notice, to buy the underlying security at a specified price. A put is secured by cash if the Fund maintains at all times cash, Treasury bills or other high grade short-term obligations with a value equal to the option exercise price in a segregated account with its custodian.

         Although those Funds that may enter into options and futures contracts will do so solely for hedging or other non-speculative purposes, within the meaning and intent of applicable rules of the CFTC, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well.

         The risks related to transactions in options and futures to be entered into by the Funds are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to certain fundamental restrictions regarding its investments which may not be altered without the approval of the Fund's shareholders. Those restrictions include, among others, limitations with respect to the percentages of the value of the Fund's total assets which may be invested in any one company or, with the exception of the Health Sciences and Utilities Funds, in one industry. A list of each Fund's fundamental investment restrictions and a list of additional, non-fundamental investment restrictions of each Fund (which can be changed by the Company's board of directors without shareholder approval) are contained in the Statement of Additional Information.

                                   MANAGEMENT

         Pursuant to an agreement with the Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado, serves as the Funds' investment adviser. INVESCO is primarily responsible for providing the Funds with various administrative services and supervising the Funds' daily business affairs. These services are subject to review by the Company's board of directors.


         INVESCO is an indirect wholly-owned subsidiary of AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on ^ March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as a part of a merger between INVESCO PLC and AIM Management Group^ Inc.^ that created one of the largest independent investment management businesses in the world. INVESCO, INVESCO Trust and ICM ^ continued to operate under their existing names. AMVESCO PLC has approximately ^ $177.5 billion in assets under management. INVESCO was established in 1932 and, as of December 31, 1996, managed 14 mutual funds, consisting of 44 separate portfolios, with combined assets of approximately $13.8 billion on behalf of over 826,000 shareholders.

         Pursuant to agreements with INVESCO, INVESCO Trust serves as the sub-adviser of the Industrial Income, High Yield, Utilities^ and Small Company ^ Growth Funds and ICM serves as the sub-adviser of the Total Return Fund.
Although the Company is not a party to any sub-advisory agreement, the agreements have been approved for each Fund affected by that agreement by the Company's board of directors. In addition, each agreement has been approved as to each affected Fund by the shareholders of that Fund. The address of INVESCO Trust is 7800 E. Union Avenue, Denver, Colorado and the address of ICM is 1315 Peachtree Street, N.E., Atlanta, Georgia. Subject to the supervision of INVESCO and review by the Company's board of directors, INVESCO Trust is primarily responsible for selecting and managing the investments of the Industrial Income, ^ High Yield, Small Company Growth^ and Utilities ^ Funds and ICM is primarily responsible for selecting and managing the investments of the Total Return Fund.


         INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO that served as adviser or sub-adviser to 55 investment portfolios as of December 31, 1996, including 31 portfolios in the INVESCO group. These 55 portfolios had aggregate assets of approximately $12.7 billion as of December 31, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

         ICM is an indirect, wholly-owned subsidiary of AMVESCO PLC that currently manages in excess of $39 billion of assets on behalf of tax-exempt accounts (such as pension and profit-sharing funds for corporations and state and local governments) and investment companies.


         Pursuant to an agreement with the Company, IDI became the Funds' distributor, effective September 30, 1997. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by IFG. Prior to September 30, 1997, IFG served as the Funds' distributor.


         The  following  persons serve as portfolio  managers of the  respective
Funds:

Industrial Income Fund


Charles P. Mayer                            Co-portfolio manager of the ^ Fund
                                            since 1994; co-portfolio manager of
                                            the INVESCO Industrial Income Fund ^
                                            since 1993 and of the INVESCO
                                            Balanced Fund since 1996; director
                                            (since 1997), portfolio manager
                                            (since 1993), senior vice president
                                            (since 1994) and vice president
                                            (1993 to 1994) of INVESCO Trust;
                                            director of INVESCO since 1997;
                                            formerly (1984 to 1993), portfolio
                                            manager with Westinghouse Pension;
                                            began investment career in 1969;
                                            B.A., St. ^ Peter's College; M.B.A.,
                                            St. ^ John's University.

Donovan J. (Jerry) Paul                     Co-portfolio manager of the ^ Fund
                                            since 1994; co-portfolio manager of
                                            the INVESCO Industrial Income Fund^
                                            since 1994, the INVESCO Balanced
                                            Fund since 1994 and the INVESCO
                                            Short-Term Bond Fund since 1996;
                                            portfolio manager of the INVESCO VIF
                                            - High Yield ^ Fund since 1994, the
                                            INVESCO High Yield Fund since 1994
                                            and the INVESCO Select Income Fund
                                            since 1994; portfolio manager and
                                            senior vice president of INVESCO
                                            Trust since 1994; formerly, senior
                                            vice president and director of fixed
                                            income research (1989 to 1992) and
                                            portfolio manager (1987 to 1992)
                                            with Stein, Roe & Farnham Inc.; and
                                            president (1993 to 1994) of Quixote
                                            Investment Management, Inc.; began
                                            investment career in 1976; B.B.A.
                                            University of Iowa; M.B.A.
                                            University of Northern Iowa;
                                            Chartered Financial Analyst;
                                            Certified Public Accountant.

^


High Yield Fund


Donovan J. (Jerry) Paul                     Portfolio manager of the ^ Fund
                                            since 1994; portfolio manager of the
                                            INVESCO High Yield Fund and the
                                            INVESCO Select Income Fund since
                                            1994; co-portfolio manager of the
                                            INVESCO Industrial Income Fund^
                                            since 1994, the INVESCO VIF -
                                            Industrial Income ^ Fund since 1994,
                                            the INVESCO Balanced Fund since 1994
                                            and the INVESCO Short-Term Bond Fund
                                            since 1996; portfolio manager and
                                            senior vice president of INVESCO
                                            Trust since 1994; formerly, senior
                                            vice president and director of fixed
                                            income research (1989 to 1992) and
                                            portfolio manager (1987 to 1992)
                                            with Stein, Roe & Farnham Inc.; and
                                            president (1993 to 1994) of Quixote
                                            Investment Management, Inc.; began
                                            investment career in 1976; B.B.A.
                                            University of Northern Iowa; M.B.A.
                                            University of Northern Iowa;
                                            Chartered Financial Analyst;
                                            Certified Public Accountant.
Small Company Growth ^ Fund

^ Timothy J. Miller                         Co-portfolio manager of ^ the Fund
                                            since 1997; co-portfolio manager of
                                            ^ the INVESCO Small Company Growth
                                            Fund since 1997, the INVESCO Growth
                                            Fund, Inc. since 1996 and the
                                            INVESCO VIF - Growth Fund since
                                            1997; portfolio manager of ^ INVESCO
                                            Dynamics Fund, Inc. since 1993;
                                            senior vice president (1995 to
                                            present), vice president (1993 to
                                            1995) and portfolio manager (1992 to
                                            present) of INVESCO Trust Company.
                                            Formerly (1979 to 1992), analyst and
                                            portfolio manager with Mississippi
                                            Valley Advisors. B.S.B.A., St. Louis
                                            University; M.B.A., University of
                                            Missouri. He is a Chartered
                                            Financial Analyst.

^ Trent E. May                              Co-portfolio manager of ^ the Fund
                                            since 1997; co-portfolio manager of
                                            the INVESCO Small Company Growth
                                            Fund since 1997 and of the INVESCO
                                            Growth Fund, Inc. since 1996;

                                            portfolio manager (since 1996) and ^
                                            vice president (since 1997) of
                                            INVESCO Trust Company^. Formerly,
                                            senior equity fund manager/equity
                                            analyst at Munder Capital Management
                                            in Detroit. B.S., Engineering,
                                            Florida Institute of Technology;
                                            M.B.A., Rollins College. He is a
                                            Chartered Financial Analyst.

^ Stacie Cowell                             Co-portfolio manager of ^ the Fund
                                            since 1997; co-portfolio manager ^
                                            of the INVESCO Small Company Growth
                                            Fund since 1997; portfolio manager
                                            (since 1996) of INVESCO Trust
                                            Company ^. Formerly, senior equity
                                            analyst with Founders Asset
                                            Management; capital markets and
                                            trading analyst with Chase Manhattan
                                            Bank in New York. B.A., Economics,
                                            Colgate University. She is a
                                            Chartered Financial Analyst.


Utilities Fund


^ Brian B. Hayward                          Portfolio manager of the ^ Fund
                                            since July 1997; portfolio manager
                                            of the INVESCO Strategic Utilities
                                            Portfolio ^ since July 1997 and the
                                            INVESCO Worldwide Communications
                                            Fund since July 1997. Previously, he
                                            was a senior equity analyst for
                                            Mississippi Valley Advisers in St.
                                            Louis, Missouri. Mr. Hayward earned
                                            a B.A. in Mathematics and his M.A.
                                            in Economics from the University of
                                            Missouri. He began his investment
                                            career in 1985. He is a Chartered
                                            Financial Analyst.


Total Return Fund


Edward C. Mitchell, Jr.                     Portfolio manager of the ^ Fund
                                            since 1993; portfolio manager of
                                            INVESCO Value Trust Total Return
                                            Fund since 1987 and of the ^ INVESCO
                                            Advisor Funds Flex Fund since 1988;
                                            president (1992 to present), vice
                                            president (1979 to 1991) and
                                            director (1979 to present) of ICM;
                                            began investment career in 1969;
                                            B.A., University of Virginia;
                                            M.B.A., University of Colorado;
                                            Chartered Financial Analyst;

                                            Chartered Investment Counselor; past
                                            president, Atlanta Society of
                                            Financial Analysts.


David S. Griffin                            Co-portfolio manager of the ^ Fund
                                            since 1993; co-portfolio manager of
                                            the INVESCO Value Trust Total Return
                                            Fund and of the ^ INVESCO Advisor
                                            Funds Flex Fund since 1993;
                                            portfolio manager of ICM ^(since
                                            1991); mutual fund sales
                                            representative with INVESCO
                                            Services, Inc. (1986 to 1991); began
                                            investment career in 1982; B.A.,
                                            Ohio Wesleyan University; M.B.A.,
                                            William and Mary; Chartered
                                            Financial Analyst.

^

         Each Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the Fund's average net assets, determined daily. For the Industrial Income and Total Return Funds, the advisory fees are each computed at the annual rates of 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.55% on the Fund's average net assets in excess of $1 billion. For the Small Company Growth^ Fund, the advisory fees are each computed at the annual rates of 0.75% on the first $350 million of the Fund's average net assets; 0.65% on the next $350 million of the Fund's average net assets; and 0.55% on the Fund's average net assets in excess of $700 million. For the High Yield and Utilities Funds, the advisory fees are each computed at the annual rates of 0.60% on the first $500 million of the Fund's average net assets; 0.55% on the next $500 million of the Fund's average net assets and 0.45% on the Fund's average net assets in excess of $1 billion. ^ For the fiscal period ended December 31, 1996, the investment advisory fees paid by the Industrial Income Fund, Total Return Fund, High Yield Fund, and Utilities Fund were 0.75%, 0.75%, 0.60%, and 0.60%, respectively, of each Fund's average net assets. No advisory fees are provided for the Small Company Growth Fund as it had not commenced operations as of the date of this Prospectus.

         Out of the advisory fee received from each Fund, INVESCO pays that Fund's sub-adviser a monthly ^ sub-advisory fee. No fee is paid by any Fund to its sub-adviser. The sub-advisory fees for the Industrial Income and Total Return Funds are each computed at the annual rates of 0.375% on the first $500 million of the Fund's average net assets; 0.325% on the next $500 million of the Fund's average net assets; and 0.275% on the Fund's average net assets in excess of $1 billion. The sub-advisory fees for the ^ Small Company Growth^ Fund are computed at the annual rates of 0.25% for the first $200 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $200 million. The sub-advisory fees for the High Yield and Utilities Funds are each computed at the annual rate of 0.30% on the first $500 million of the Fund's average net assets; 0.275% on the next $500 million of the Fund's average net assets; and 0.225% on the Fund's average net assets in excess of $1 billion. ^


         The Company also has entered into an Administrative Services Agreement with INVESCO dated February 28, 1997 (the "Administrative Agreement"). Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports and providing certain sub-accounting and recordkeeping services for shareholder accounts. For such services, the Company pays INVESCO a fee consisting of a base fee of $10,000 per year for each Fund, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of each Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."


         Each Fund's expenses, which are accrued daily, are generally deducted from its total income before dividends are paid. Total expenses of the Industrial Income Fund, Total Return Fund, High Yield Fund, and Utilities Fund (prior to expense offsets) for the fiscal year ended December 31, 1996, including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to 0.95%, 0.94%, 0.87% and 1.16%, respectively, of each Fund's average net assets. Certain Fund expenses are absorbed voluntarily by INVESCO pursuant to a commitment to the Company. This commitment may be changed following consultation with the Company's board of directors. If such voluntary expense limits were not in effect, the total operating expenses, as a percentage of each Fund's average net assets, of the Industrial Income, Total Return, High Yield and Utilities Funds for the fiscal year ended December 31, 1996, would have been 1.19%, 1.30%, 1.32%, and 5.36%, respectively. Total Operating Expenses is not provided for the Small Company Growth Fund as it had not commenced operations as of the date of this Prospectus.


         Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See "Management" in the Statement of Additional Information for more detailed information.

                            PURCHASES AND REDEMPTIONS

         Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity and variable life insurance contracts offered through the separate accounts of Participating Insurance Companies. A contract owner should refer to the applicable Separate Account Prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. Shares of the Funds are sold on a continuous basis to separate accounts of Participating Insurance Companies by INVESCO, as the Funds' Distributor. No sales charge is imposed upon the sale of shares of the Funds. Sales charges for the variable annuity or variable life insurance contracts are described in the Separate Account Prospectuses. INVESCO may from time to time make payments from its revenues to Participating Insurance Companies, broker dealers and other financial institutions that provide administrative services for the Funds.

         The Participating Insurance Companies place orders for their separate accounts to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and transfer and surrender requests to be effected on that day pursuant to variable annuity and variable life insurance contracts. Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order in good form. Payment for redemptions ordinarily will be made on behalf of the Company and the relevant Fund by the Company's transfer agent (INVESCO) within seven days after the redemption request is received. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange or an emergency as defined by the Securities and Exchange Commission exists.

         Net asset value per share is computed for each Fund once each day that the New York Stock Exchange is open, as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time), and also may be computed on other days under certain circumstances. Net asset value per share for each Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value repre sents fair value.

                    TAX STATUS, DIVIDENDS AND DISTRIBUTIONS


Taxes

         The Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series fund is to be treated as a separate taxpayer. Accordingly, each Fund of the Company intends to continue to qualify as a separate regulated investment company under Subchapter M of the Code.

         Each Fund intends to comply with the diversification require ments of Code Section 817(h). By meeting this and other require ments, the Participating Insurance Companies, rather than the owners of variable annuity or variable life insurance contracts, should be subject to tax on distributions received with respect to Fund shares. For further information concerning federal income tax consequences for the owners of variable annuity or variable life insurance contracts, a contract owner should consult his or her Separate Account Prospectus.

         As a regulated investment company, each Fund generally will not be subject to tax on its ordinary income and net realized capital gains to the extent such income and gains are distributed in conformity with applicable distribution requirements under the Code to the separate accounts of the Participating Insurance Companies which hold its shares. Distributions of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income, and distributions of the excess of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain by the Participating Insurance Companies. Participating Insurance Companies should consult their own tax advisers concerning whether such distribu tions are subject to federal income tax if they are retained as part of contract reserves.

Dividends

         In addition to any increase in the value of a Fund's shares which may occur from increases in the value of the Fund's invest ments, the Fund may earn income in the form of dividends and interest on its investments. Dividends paid by each Fund will be based solely on the income earned by that Fund. The Company's policy with respect to each Fund is to distribute substantially all of this income, less expenses, to shareholders of that Fund. At the discretion of the board of directors, distributions are customarily made annually to shareholders of the Funds. Dividends are automatically reinvested in additional shares of the Fund making the dividend distribution at its net asset value on the ex- dividend date, unless an election is made on behalf of a separate account to receive distributions in cash.

Capital Gains

         Capital gains or losses are the result of a Fund selling its portfolio securities at prices that are higher or lower than the prices paid by it to purchase such securities. Total gains from such sales, less any losses from such sales (including losses carried forward from prior years) represent net realized capital gains. Each Fund distributes its net realized capital gains, if any, to its shareholders at least annually, usually in December. Capital gains distributions are automatically reinvested in additional shares of the Fund making the distribution at its net asset value per share on the ex-dividend date, unless an election is made on behalf of a separate account to receive distributions in cash.

                             PERFORMANCE INFORMATION

         From time to time, a Fund's total return and/or yield may be included in advertisements, sales literature, shareholder reports or Separate Account Prospectuses. A Fund's total return and yield include the effect of deducting that Fund's expenses, but do not include charges and expenses attributable to a particular variable annuity or variable life insurance contract. Because shares of the Funds can be purchased only through a variable annuity or variable life insurance contract, the Funds' total return and yield data should be reviewed along with the description of contract charges and expenses contained in the applicable Separate Account Prospectus. Total return or yield for a Fund must always be accompanied by, and reviewed with, comparable total return or yield data for an associated variable annuity separate account, or data that would permit evaluation of the magnitude of variable life insurance charges and expenses not reflected in the Fund's total return or yield. Fund total return and yield figures are based upon historical results and are not intended to indicate future performance.

         The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

         The total return performance for the Industrial Income Fund, Total Return Fund, High Yield Fund and Utilities Fund for the fiscal period ended December 31, 1996, was 22.28%, 12.18%, 16.59% and 12.76%, respectively.

         The yield of the Fund is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month end net asset value and annualizing the resulting number.

         In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparisons of the Fund's performance for a given period to the performance of recognized indices and for the same period may be made. Such indices include ones provided by Dow Jones & Company, Standard & Poor's,

Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers, Inc., Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times- Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Funds' investment performance. However, because Fund performance data does not reflect separate account and contract charges, Fund performance data is not an appropriate measure of the performance of a contract owner's investment in the variable annuity and variable life insurance contracts.

         In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kip linger's Personal Finance, Financial World, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in sales literature. The Lipper Analytical Services, Inc. rankings and comparisons, which may be used by the Funds in performance reports, will be drawn from the "Equity Income Funds" variable insurance product grouping for the Industrial Income Fund, the
"Flexible Portfolio Funds" grouping for the Total Return Fund, the "Growth Funds" grouping for the Growth Fund, the "High Current Yield Funds" grouping for the High Yield Fund and the "Utility Funds" grouping for the Utility Fund, the Capital Appreciation Funds grouping for the Dynamics Fund, the Small Company Growth Funds grouping for the Small Company Growth Fund, the Health/Biotechnology Funds grouping for the Health Sciences Fund and the Science and Technology Funds grouping for the Technology Fund. In addition, the broad-based Lipper variable insurance product groupings may be used for comparison to any of the Funds. A more complete list of publications that may be quoted in sales literature is contained under the caption "Performance" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Voting Rights

         The Participating Insurance Companies and their separate accounts, rather than individual contract owners, are the share holders of the Funds. However, each Participating Insurance Company will vote shares held by its separate accounts as required by law and interpretations thereof, as amended or changed from time to time. In accordance with current law and interpretations thereof, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures (including a discussion, where applicable, of circumstances under which some Participating Insurance Companies may vote Fund shares held by variable life insurance separate accounts other than in accordance with contract owner instructions) is contained in the applicable Separate Account Prospectuses.

         All shares of the Funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned and a corresponding fractional vote for each fractional share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all Funds of the Company voting together. In other cases, such as voting upon an investment advisory contract, voting is on a Fund-by-Fund basis. To the extent permitted by law, when not all Funds are affected by a matter to be voted upon, only shareholders of the Fund or Funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. Directors may be removed by action of the holders of a majority or more of the outstanding shares of the Company.

Shareholder Inquiries

         Inquiries regarding the Funds may be directed to the Company at the telephone number or mailing address set forth on the cover page of this Prospectus or to a Participating Insurance Company.

Transfer and Disbursing Agent

         INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Company pursuant to a Transfer Agency Agreement that provides for an annual fee of $5,000 per Fund.

Master/Feeder Option

         The Company may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the existing Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Company's board of directors without further approval of the Funds' shareholders. However, Fund shareholders will be given at least 30 days prior notice of any such investment. Such investment would be made only if the

Company's board of directors determines it to be in the best interests of a Fund and its shareholders. In making that determination, the board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance is given that costs will be materially reduced if this option is implemented.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                        APPENDIX
BOND RATINGS

         The following is a description of Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc.

Standard & Poor's Corporate Bond Ratings

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Moody's Investors Service, Inc. Corporate Bond Ratings

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   Prospectus
                                   May 1, 1997
                        As Supplemented December 16, 1997



                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                    INVESCO VIF - Industrial Income Portfolio

                 ^ INVESCO VIF - Small Company Growth Portfolio

                      INVESCO VIF - Total Return Portfolio

                      ^ INVESCO VIF - High Yield Portfolio

                        INVESCO VIF - Utilities Portfolio




INVESCO ^ FUNDS

To receive general information and
prospectuses on any of INVESCO's funds
or retirement plans, or to obtain current account or price information, call toll-free: 1-800-525-8085

To reach PAL(R), your 24-hour
Personal Account Line, call:
1-800-424-8085

You can find us on the World Wide Web:
http://www.invesco.com

Or write to:
INVESCO Distributors,(SM) Distributor ^
Post Office Box 173706

Denver, Colorado  80217


^ If you're in Denver, please visit one
of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue, Lobby Level


In addition, all documents filed by the
Company with the Securities and Exchange
Commission can be located on a web site
maintained by the Commission at
http://www.sec.gov.